EXHIBIT 10.8
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT TO LICENSE AGREEMENT
     Effective as of Nov. 1, 2003, Oregon Health & Science University (hereinafter “OHSU”), having offices AT 2525 SW 1st Ave, Suite 120, Portland, OR 97201, and Orexigen Therapeutics, Inc. (hereinafter “LICENSEE”), a Delaware corporation having offices at 28202 Cabot Road, Suite 200, Laguna Niguel, CA 92577 agree to amend the Agreement in the following ways:
1.	Section 6.05 (page 10), will be changed to the following:
6.05	LICENSEE agrees to issue to OHSU one hundred thousand (100,000) shares of LICENSEE common stock (the “Shares”).
2.	The following section will be added as Section 6.05.3
6.05.03	LICENSEE agrees to issue to OHSU additional shares of LICENSEE common stock (the “Additional Shares”) and the “Additional Shares” will be: a) at least one hundred forty-five thousand shares (145,000); and b) at least [***] percent ([***]%) of the shares to be issued by LICENSEE, on a fully diluted basis, after the closing of LICENSEE’s Series A Preferred Stock financing transaction. The “Additional Shares” are issued under the same provisions as the “Shares”, as described in Sections 6.05.1 and 6.05.2.
SIGNATURES ON NEXT PAGE

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE
IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers and representatives.
FOR OHSU:

By:	s/ [illegible]	11/18/03

Title:	Interim Director	Date

Mailing Address for Notices and Payments:
Technology and Research Collaborations
Oregon Health & Science University
2525 SW First Avenue, Suite AD120
Portland, Oregon 97201-4753
FOR LICENSEE:

By:	/s/ John F. Crowley	11/1/03

	Signature of Authorized Official	Date
Printed Name	John F. Crowley

Title	President and CEO

Mailing Address for Notices:
Orexigen Therapeutics, Inc.
One Palmer Square
Suite 515
Princeton, NJ 08540